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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the previously filed Registration Statement of Florida Panthers Holdings, Inc. on Form S-8 File No. 333-22689.

ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
  September 29, 1997.